EXHIBIT 99.2




FINANCIAL STATEMENTS

Financial Guaranty Insurance Company
March 31, 2004


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                      Financial Guaranty Insurance Company

                              Financial Statements


                                 March 31, 2004




                                    Contents

Balance Sheets at March 31, 2004 (Unaudited) and December 31, 2003... 1 Statements of Income for the Three Months Ended March 31, 2004
  and 2003 (Unaudited)...............................................  2
Statements of Cash Flows for the Three Months Ended March 31, 2004
  and 2003 (Unaudited)...............................................  3
Notes to Financial Statements (Unaudited)............................  4


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                      Financial Guaranty Insurance Company

                                 Balance Sheets

                (Dollars in thousands, except per share amounts)


                                                          Successor
                                                   ------------------------
                                                    March 31,   December 31,
                                                       2004       2003
                                                   ------------------------
                                                   (Unaudited)
Assets
Fixed maturity securities, available for sale,
  at fair value (amortized cost
  of $2,813,160 in 2004 and $2,688,459 in 2003)    $2,833,322  $2,691,922
Short-term investments, at cost, which
  approximates fair value                               3,815      14,377
                                                   ------------------------
Total investments                                   2,837,137   2,706,299
Cash                                                   39,339      78,645
Accrued investment income                              35,888      32,803
Receivable for securities sold                         44,260         170
Reinsurance recoverable on losses                       8,341       8,065
Other reinsurance receivables                               -       5,295
Deferred policy acquisition costs                      10,444       2,921
Receivable from related parties                            57       9,759
Property and equipment, net of accumulated
  depreciation of $4 in 2004                               55           -
Prepaid reinsurance premiums                          123,858     123,768
Prepaid expenses and other assets                       6,474       6,058
Current federal income taxes receivable                     -         126
                                                   ------------------------
Total assets                                       $3,105,853  $2,973,909
                                                   ========================

Liabilities and stockholder's equity
Liabilities:
  Unearned premiums                                  $941,418    $918,882
  Losses and loss adjustment expenses                  41,405      40,467
  Ceded reinsurance payable                               477         114
  Accounts payable and accrued expenses                10,771      19,238
  Obligations under capital lease                       7,013       6,982
  Payable for securities purchased                     49,117           -
  Current federal income taxes payable                  5,345           -
  Deferred federal income taxes payable                29,959      18,862
                                                   ------------------------
Total liabilities                                   1,085,505   1,004,545
                                                   ------------------------

Stockholder's equity:
  Common stock, par value $1,500 per share; 10,000
    shares authorized, issued and outstanding          15,000      15,000
  Additional paid-in capital                        1,857,772   1,857,772
  Accumulated other comprehensive income, net of
    tax                                                14,739       2,059
  Retained earnings                                   132,837      94,533
                                                   ------------------------
Total stockholder's equity                          2,020,348   1,969,364
                                                   ------------------------
Total liabilities and stockholder's equity         $3,105,853  $2,973,909
                                                   ========================


See accompanying notes to unaudited interim financial statements.


                                                                              1
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                      Financial Guaranty Insurance Company

                              Statements of Income
                                   (Unaudited)

                             (Dollars in thousands)


                                                  Successor     Predecessor
                                                  -------------------------
                                                      Three months ended
                                                           March 31
                                                        2004        2003
                                                  -------------------------
Revenues:
  Gross premiums written                            $  56,395    $  48,458
  Ceded premiums written                               (2,746)          63
                                                  -------------------------
  Net premiums written                                 53,649       48,521
  Increase in net unearned premiums                   (22,447)     (14,595)
                                                  -------------------------
  Net premiums earned                                  31,202       33,926

  Net investment income                                22,671       29,829
  Net realized gains                                    1,527       29,974
  Other income                                            317           26
                                                  -------------------------
Total revenues                                         55,717       93,755
                                                  -------------------------

Expenses:
  Losses and loss adjustment expenses                     664       (2,700)
  Underwriting expenses                                14,368       14,563
  Policy acquisition cost deferred                     (7,681)      (5,977)
  Amortization of deferred policy acquisition
  costs                                                   158        4,277
                                                  -------------------------
Total expenses                                          7,509       10,163
                                                  -------------------------

Income before income taxes                             48,208       83,592
Federal income tax expense                              9,904       19,825
                                                  -------------------------
Net income                                          $  38,304    $  63,767
                                                  =========================


See accompanying notes to unaudited interim financial statements.


                                                                               2
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                      Financial Guaranty Insurance Company

                            Statements of Cash Flows
                                   (Unaudited)

                             (Dollars in thousands)

                                                Successor      Predecessor
                                                --------------------------
                                                     Three months ended
                                                          March 31
                                                      2004         2003
                                                --------------------------
Operating activities
Net income                                         $ 38,304     $ 63,767
Adjustments to reconcile net income to net
  cash provided by operating activities:
   Amortization of deferred policy acquisition
     costs                                              158        4,277
   Policy acquisition costs deferred                 (7,681)      (5,977)
   Depreciation of property and equipment                 4            3
   Amortization of fixed maturity securities          6,351        3,636
   Net realized gains on investments                 (1,527)     (29,978)
   Provision for deferred income taxes                4,108          717
   Change in accrued investment income,
     prepaid expenses and other assets               (3,501)        (647)
   Change in receivable from related parties          9,702            -
   Change in other reinsurance receivables            5,295            -
   Change in reinsurance recoverable on losses         (276)         307
   Change in prepaid reinsurance premiums               (90)       4,986
   Change in current federal income tax
     receivable                                         126            -
   Change in unearned premiums                       22,536        9,646
   Change in losses and loss adjustment
     expenses                                           938       (3,297)
   Change in ceded reinsurance payable and
     accounts payable and accrued expenses           (8,104)       4,046
   Change in current federal income taxes
     payable                                          5,345       14,663
                                                --------------------------
Net cash provided by operating activities            71,688       66,149
                                                --------------------------

Investing activities
Sales and maturities of fixed maturity
  securities                                        477,928      713,051
Purchases of fixed maturity securities             (604,511)    (699,823)
Purchases, sales and maturities of short-term
  investments                                        10,562     (168,386)
Receivable for securities sold, net of payable
  for securities purchased                            5,027       88,104
                                                --------------------------
Net cash used in investing activities              (110,994)     (67,054)
                                                --------------------------

Net decrease in cash                                (39,306)        (905)
Cash at beginning of period                          78,645        7,260
                                                --------------------------
Cash at end of period                              $ 39,339     $  6,355
                                                ==========================


See accompanying notes to unaudited interim financial statements.


                                                                               3
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                      Financial Guaranty Insurance Company

                          Notes to Financial Statements
                                   (Unaudited)

                                 March 31, 2004
                             (Dollars in thousands)


1. Basis of Presentation

Financial Guaranty Insurance Company (the "Company") is an wholly-owned subsidiary of FGIC Corporation (the "Parent"). The Parent was a wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital"). The Company provides financial guaranty insurance for public finance and structured finance obligations. The Company began insuring public finance obligations in 1984 and structured finance obligations in 1988. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and "AAA" by Fitch Ratings, Inc. ("Fitch"). The Company is licensed to engage in financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico and, through a branch, in the United Kingdom.

On December 18, 2003, an investor group consisting of The PMI Group, Inc. ("PMI"), affiliates of the Blackstone Group L.P. ("Blackstone"), affiliates of the Cypress Group L.L.C. ("Cypress") and affiliates of CIVC Partners L.P. ("CIVC"), collectively the "Investor Group", completed the acquisition (the "Transaction") of FGIC Corporation from a subsidiary of GE Capital in a transaction valued at approximately $2,200,000. At the closing of the Transaction, the Investor Group, acting through an affiliate, paid GE Capital a cash purchase price of approximately $1,600,000, which was funded by equity investments by the Investor Group and borrowings of approximately $227,300 under a bridge loan facility within an affiliate of Bank of America Corporation. The bridge loan originally was to mature on December 16, 2004; however, the bridge loan was repaid with the proceeds of the Senior Notes issued on January 12, 2004. In addition, FGIC Corporation paid GE Capital approximately $284,300 in pre-closing dividends and GE Capital retained 2,346 shares of Convertible Preferred Stock (the "Senior Preferred Shares") with an aggregate liquidation preference of $234,600 and approximately 5% of FGIC Corporation's common stock. PMI is the largest stockholder of FGIC Corporation, owning approximately 42% of its common stock at December 31, 2003. Blackstone, Cypress and CIVC own approximately 23%, 23% and 7% of FGIC Corporation's common stock, respectively, at December 31, 2003.

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring


                                                                               4
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                      Financial Guaranty Insurance Company

                          Notes to Financial Statements
                             (Unaudited) (continued)


                             (Dollars in thousands)


1. Basis of Presentation (continued)

accruals) considered necessary for fair presentation have been included. Operating results for the three-month period ended March 31, 2004 are not necessarily indicative of results that may be expected for the year ending December 31, 2004.

These unaudited interim financial statements should be read in conjunction with the financial statements and related notes included in the 2003 audited financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

As a result of the Transaction effective on December 18, 2003, the basis of the assets and liabilities has changed, which necessitates the presentation of Predecessor Company and the Successor Company columns in the Balance Sheets, Statements of Income and Cash Flows.

2. Income Taxes

The Company's effective federal corporate tax rate (20.5% and 23.7% for the three months ended March 31, 2004 and 2003, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

3. Reinsurance

Net premiums earned are shown net of ceded premiums earned $2,700 and $4,900, respectively, for the three months ended March 31, 2004 and 2003.


                                                                               5
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                      Financial Guaranty Insurance Company

                          Notes to Financial Statements
                             (Unaudited) (continued)


                             (Dollars in thousands)


4. Comprehensive Income

Accumulated other comprehensive income (loss) of the Company consists of net unrealized gains on investment securities and foreign currency translation adjustments. The components of other comprehensive income (loss) for the three months ended March 31, 2004 and 2003 are as follows:

                                                        Successor
                                        ----------------------------------------
                                                          2004
                                        ----------------------------------------
                                               Before                   Net of
                                                Tax                      Tax
                                               Amount        Tax        Amount
                                        ----------------------------------------
Unrealized holding gains arising
  during the period                           $18,521      $(6,482)     $12,039
Less reclassification adjustment for
  gains realized in net income                 (1,527)         534         (993)
                                        ----------------------------------------
Unrealized gains on investments                16,994       (5,948)      11,046
Foreign currency translation
  adjustment                                    2,514         (880)       1,634
                                        ----------------------------------------
Total other comprehensive income              $19,508      $(6,828)     $12,680
                                        ========================================

                                                        Predecessor
                                        ----------------------------------------
                                                           2003
                                        ----------------------------------------
                                               Before                   Net of
                                                Tax                      Tax
                                               Amount        Tax        Amount
                                        ----------------------------------------

Unrealized holding losses arising
  during the period                          $(21,152)      $7,403     $(13,749)
Less reclassification adjustment for
  gains realized in net income                (29,974)      10,491      (19,483)
                                        ----------------------------------------
Unrealized losses on investments              (51,126)      17,894      (33,232)
Foreign currency translation
  adjustment                                    3,365       (1,178)       2,187
                                        ----------------------------------------
Total other comprehensive loss               $(47,761)     $16,716     $(31,045)
                                        ========================================


                                                                               6
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                      Financial Guaranty Insurance Company

                          Notes to Financial Statements
                             (Unaudited) (continued)


                             (Dollars in thousands)


5. New Accounting Pronouncements

In January 2003, the FASB issued Financial Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"), which the Company adopted on July 1, 2003. FIN 46's consolidation criteria are based upon analysis of risks and rewards, not control, and represent a significant and complex modification of previous accounting principles. FIN 46 represents an accounting change not a change in the underlying economics associated with the transactions, which may be affected by the Interpretation. FIN 46 clarifies the consolidation criteria for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity.

As a part of its structured finance business, the Company insures debt obligations or certificates issued by special purposes entities. At March 31, 2004, the Company had approximately $936,026 of gross principal outstanding related to insurance contracts issued to commercial paper conduits--variable interest entities under FIN 46--which the Company does not believe requires consolidation but which requires disclosure. With respect to the remainder of the structured finance transactions insured, the Company has evaluated the transactions, but does not believe any such transactions require consolidation or disclosure under FIN 46.


                                                                               7